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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form S-4 of New December, Inc. of our report dated October 7, 2002 relating to the consolidated balance sheet of New December, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP
San Francisco, California
November 26, 2002